                                                                   Exhibit 99.1

BANCORPRI
BANCORP RHODE ISLAND, INC.

For Immediate Release

Contacts:         Linda H. Simmons                   Marie T. van Luling
                  Chief Financial Officer            Corporate Communications
                  (401) 456-5015 Ext. 1652           (401) 456-5015 Ext. 1584

           BANCORP RHODE ISLAND, INC. ANNOUNCES QUARTERLY EARNINGS UP
                           13 PERCENT OVER LAST YEAR

PROVIDENCE,  R.I.--(BUSINESS WIRE)--October 18, 2005--Bancorp Rhode Island, Inc.
(NASDAQ:  BARI), the parent company of Bank Rhode Island, reported third quarter earnings for 2005 of $2.5 million.  This  represents a 13 percent  increase from the $2.2 million earned in the third quarter of 2004.

The Company's  diluted earnings per share (EPS) were $0.50 for the third quarter of 2005, down 4 percent from $0.52 in the third quarter of 2004,  reflecting the dilutive  impact of  additional  shares issued in the 2005 second  quarter.  The
Bank's total deposits were $961.5 million at the end of the third quarter,  up 9 percent  from  $880.7  million  at  the  end of  2004.  Total  commercial  loans outstanding  reached  $439.3  million,  up 9 percent  from $402.8  million as of
December 31, 2004.  Consumer loans outstanding rose to $199.9 million at the end of the third quarter of 2005.  This marks a 19 percent  increase over the $167.4 million reported at December 31, 2004.

"This  represents  another solid quarter for Bank Rhode Island," said Merrill W.
Sherman,  president and CEO, Bancorp Rhode Island,  Inc. "Given current economic conditions,  we are pleased with the growth in both deposits and  commercial and consumer loans. The relatively modest growth this quarter in our commercial loan portfolio  was  achieved  while we  continue  to  maintain  the  quality  of the portfolio."

Sherman  noted,  "The  flat  yield  curve and  market  conditions  have,  in the short-term,  limited our progress in leveraging  the  additional  capital raised earlier this year.  The result was a decline in earnings per share when compared to the prior year." - more -

The  Company's  Board of Directors  approved a dividend of $0.15 per share.  The dividend will be paid on November 29, 2005 to shareholders of record on November
8, 2005.

Bancorp Rhode Island,  Inc.  will host a conference  call at 10:00 a.m.  Eastern
Time tomorrow (Wednesday,  October 19) to discuss its third quarter earnings for
2005. The conference  call can be accessed by dialing toll free (877)  407-9039.
Bancorp  Rhode  Island,  Inc.  is the parent  company of Bank  Rhode  Island,  a full-service,  FDIC-insured,  state-chartered  financial institution.  The Bank, headquartered  in Providence,  has 16 branches  located in Providence,  Kent and
Washington counties.

     This  release may contain  "forward-looking  statements"  within the meaning of section 21E of the Securities  Exchange Act of 1934, as amended.
     These   forward-looking   statements   represent  the   company's   present
     expectations or beliefs concerning future events. The company cautions that such  statements are  necessarily  based on certain  assumptions  which are subject to risks and uncertainties,  including, but not limited to, changes in general economic  conditions and changing  competition which could cause actual future results to differ  materially  from those  indicated  herein.
     Further  information  on these risk  factors is included  in the  company's filings with the Securities and Exchange Commission.

                                  * * *

                           BANCORP RHODE ISLAND, INC.
                          Selected Financial Highlights

                                                                        September 30,         December 31,
                                                                             2005                 2004
                                                                       -----------------    -----------------
                                                                    (Dollars in thousands, except per share data)

Total Assets                                                        $         1,417,251  $         1,239,069
Total Loans                                                                     941,531              886,301
Nonperforming Loans                                                               1,229                  733
Allowance for Loan Losses                                                        11,758               11,906
Allowance for Nonperforming Loans                                               956.71%             1624.28%
Allowance to Total Loans                                                          1.25%                1.34%
Total Deposits                                                                  961,499              880,674
Total Shareholders' Equity                                                      103,686               78,923

Book Value Per Share                                                $             22.04  $             19.68
Tangible Book Value Per Share                                       $             19.65  $             16.99

                                                               Quarter Ended                          Nine Months Ended
                                                               September 30,                            September 30,
                                                    ------------------------------------    ---------------------------------------
                                                    --------------- -- -----------------    ----------------- --- -----------------
                                                         2005                2004                 2005                  2004
                                                    ---------------    -----------------    -----------------     -----------------
                                                    -------------------------------------------------------------------------------
                                                                    (Dollars in thousands, except per share data)

Interest Income                                  $          17,862  $            14,910  $            50,675   $            42,331
Interest Expense                                             7,095                5,064               18,767                14,432
                                                    ---------------    -----------------    -----------------     -----------------
                                                    ---------------    -----------------    -----------------     -----------------
  Net Interest Income                                       10,767                9,846               31,908                27,899

Provision for Loan Losses                                      410                  200                1,064                   700
Noninterest Income                                           2,581                2,037                7,101                 6,241
Noninterest Expense                                          9,161                8,381               26,798                23,936
                                                    ---------------    -----------------    -----------------     -----------------
                                                    ---------------    -----------------    -----------------     -----------------
  Income Before Taxes                                        3,777                3,302               11,147                 9,504
Income Taxes                                                 1,310                1,124                3,813                 3,167
                                                    ---------------    -----------------    -----------------     -----------------
                                                    ---------------    -----------------    -----------------     -----------------
  Net Income                                     $           2,467  $             2,178  $             7,334   $             6,337
                                                    ===============    =================    =================     =================
                                                    ===============    =================    =================     =================

Data Per Common Share:

  Earnings Per Common Share - Basic              $            0.53  $              0.55  $              1.67  $               1.60

  Earnings Per Common Share - Diluted            $            0.50  $              0.52  $              1.58  $               1.50

  Average Common Shares Outstanding - Basic              4,682,357            3,988,311            4,399,995             3,967,168

  Average Common Shares Outstanding - Diluted            4,892,262            4,228,666            4,628,975             4,212,009

Data Per Common Share:

  Net Interest Margin                                        3.25%                3.45%                3.36%                 3.43%

  Return on Assets                                           0.71%                0.72%                0.74%                 0.73%

  Return on Equity                                           9.44%               11.63%               10.24%                11.45%

  Efficiency Ratio (1)                                      68.63%               70.53%               68.70%                70.11%

   (1) Calculated by dividing total noninterest expenses by net interest income plus noninterest income.

                                         BANCORP RHODE ISLAND, INC.
                                        Consolidated Balance Sheets

                                                                                   September 30,       December 31,
                                                                                       2005                2004
                                                                                  ----------------    ----------------
                                                                                             (In thousands)
ASSETS:
Cash and due from banks                                                           $      29,019       $      21,585
Overnight investments                                                                     8,954              14,094
                                                                                  ----------------    ----------------
                                                                                  ----------------    ----------------
         Total cash and cash equivalents                                                 37,973              35,679
Investment securities available for sale (amortized cost of $141,363 and
     $103,953 at September 30, 2005 and December 31, 2004, respectively)                139,593             104,600
Mortgage-backed securities available for sale (amortized cost of $237,791
     and $159,581 at September 30, 2005 and December 31, 2004, respectively)            235,573             159,946
Stock in Federal Home Loan Bank of Boston                                                15,625              13,229
Loans and leases receivable:
     Commercial loans and leases                                                        439,293             402,770
     Residential mortgage loans                                                         302,323             316,135
     Consumer and other loans                                                           199,915             167,396
                                                                                  ----------------    ----------------
         Total loans and leases receivable                                              941,531             886,301
     Less allowance for loan and lease losses                                           (11,758)            (11,906)
                                                                                  ----------------    ----------------
         Net loans and leases receivable                                                929,773             874,395
Premises and equipment, net                                                              14,820              11,857
Goodwill                                                                                 11,262              10,766
Accrued interest receivable                                                               6,457               5,666
Investment in bank-owned life insurance                                                  18,642              18,132
Prepaid expenses and other assets                                                         7,533               4,799
                                                                                  ----------------    ----------------
         Total assets                                                               $ 1,417,251         $ 1,239,069
                                                                                  ================    ================

LIABILITIES:
Deposits:
     Demand deposit accounts                                                       $    175,682        $    167,682
     NOW accounts                                                                        90,635             108,159
     Money market accounts                                                               18,702              16,489
     Savings accounts                                                                   349,388             339,836
     Certificate of deposit accounts                                                    327,092             248,508
                                                                                  ----------------    ----------------
         Total deposits                                                                 961,499             880,674
Overnight and short-term borrowings                                                      24,436              18,050
Wholesale repurchase agreements                                                          10,000                  --
Federal Home Loan Bank of Boston borrowings                                             290,539             234,778
Subordinated deferrable interest debentures                                              18,558              18,558
Other liabilities                                                                         8,533               8,086
                                                                                  ----------------    ----------------
         Total liabilities                                                            1,313,565           1,160,146
                                                                                  ----------------    ----------------

SHAREHOLDERS' EQUITY:
Preferred stock, par value $0.01 per share, authorized 1,000,000 shares:
     Issued and outstanding:  none                                                           --                  --
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
     Issued and outstanding 4,707,252 shares and 4,010,554 shares,
     respectively                                                                            47                  40
Additional paid-in capital                                                               65,517              42,852
Retained earnings                                                                        40,714              35,373
Accumulated other comprehensive (loss) income, net                                       (2,592)                658
                                                                                  ----------------    ----------------
         Total shareholders' equity                                                     103,686              78,923
                                                                                  ----------------    ----------------
         Total liabilities and shareholders' equity                                 $ 1,417,251         $ 1,239,069
                                                                                  ================    ================

                                         BANCORP RHODE ISLAND, INC.
                                   Consolidated Statements of Operations

                                                                      Three Months Ended                    Nine Months Ended
                                                                         September 30,                        September 30,
                                                               ----------------------------------    -------------------------------
                                                                    2005               2004               2005              2004
                                                               ---------------    ---------------    ---------------    ------------
                                                                              (In thousands, except per share data)
Interest and dividend income:
     Commercial loans and leases                                 $    7,295         $    5,891         $   20,471         $   16,770
     Residential mortgage loans                                       3,772              4,081             11,767             13,018
     Consumer and other loans                                         2,648              1,882              7,205              4,863
     Mortgage-backed securities                                       2,541              1,714              6,632              4,046
     Investment securities                                            1,386              1,240              3,996              3,355
     Overnight investments                                               52                 17                152                 82
     Federal Home Loan Bank of Boston stock dividends                   168                 85                452                197
                                                               ---------------    ---------------    ---------------    ------------
       Total interest and dividend income                            17,862             14,910             50,675             42,331
                                                               ---------------    ---------------    ---------------    ------------
Interest expense:
     NOW accounts                                                       138                272                469                961
     Money market accounts                                               65                 55                178                160
     Savings accounts                                                 1,287              1,088              3,371              2,826
     Certificate of deposit accounts                                  2,388              1,411              6,187              4,176
     Overnight and short-term borrowings                                171                 38                419                104
     Wholesale repurchase agreements                                     51                 --                151                 --
     Federal Home Loan Bank of Boston borrowings                      2,671              1,924              7,058              5,449
     Subordinated deferrable interest debentures                        324                276                934                756

                                                             ---------------    ---------------    ---------------    --------------
       Total interest expense                                         7,095              5,064             18,767             14,432
                                                             ---------------    ---------------    ---------------    --------------
       Net interest income                                           10,767              9,846             31,908             27,899
Provision for loan and lease losses                                     410                200              1,064                700
                                                             ---------------    ---------------    ---------------    --------------
       Net interest income after provision for loan and lease        10,357              9,646             30,844             27,199
losses    loan losses
                                                             ---------------    ---------------    ---------------    --------------
Noninterest income:
     Service charges on deposit accounts                              1,176              1,156              3,411              3,374
     Commissions on nondeposit investment products                      324                312                722                758
     Income from bank-owned life insurance                              169                159                509                478
     Loan related fees                                                  368                104                807                309
     Commissions on loans originated for others                          45                 12                131                 52
     Gain (loss) on sale of investment securities                        --                 (9)                --                332
     Gain on sale of mortgage-backed securities                          85                 --                181                 --
     Other income                                                       414                303              1,340                938
                                                               ---------------    ---------------    ---------------    --------------
       Total noninterest income                                       2,581              2,037              7,101              6,241
                                                               ---------------    ---------------    ---------------    --------------
Noninterest expense:
     Salaries and employee benefits                                   5,013              4,566             14,484             12,588
     Occupancy                                                          795                675              2,298              2,007
     Equipment                                                          386                409              1,195              1,197
     Data processing                                                    616                664              2,113              2,056
     Marketing                                                          397                270              1,187              1,045
     Professional services                                              474                512              1,485              1,154
     Loan servicing                                                     243                239                709                770
     Loan workout and other real estate owned expense                    64                  8                 98                 78
     Other expenses                                                   1,173              1,038              3,229              3,041
                                                             ---------------    ---------------    ---------------    --------------
       Total noninterest expense                                      9,161              8,381             26,798             23,936
                                                             ---------------    ---------------    ---------------    --------------
       Income before income taxes                                     3,777              3,302             11,147              9,504
Income tax expense                                                    1,310              1,124              3,813              3,167
                                                             ---------------    ---------------    ---------------    --------------
       Net income                                                $    2,467         $    2,178         $    7,334         $    6,337
                                                             ===============    ===============    ===============    ==============

Per share data:
     Basic earnings per common share                              $    0.53          $    0.55          $    1.67          $    1.60
     Diluted earnings per common share                            $    0.50          $    0.52          $    1.58          $    1.50

     Average common shares outstanding - basic                    4,682,357          3,988,311          4,399,995          3,967,168
     Average common shares outstanding - diluted                  4,892,262          4,228,666          4,628,975          4,212,009